SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                                    -------------


                                       FORM 8-K


                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) of the
                           SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of earliest event reported): August 19, 1994



                                  AMDURA Corporation
                (Exact name of registrant as specified in its charter)



                    Delaware              1-5027            41-0121800
          (State or other jurisdiction  (Commission        (IRS Employer
               of incorporation)        File Number)   Identification No.)



               2801 Dawson Road, Tulsa, Oklahoma              74110
               (Address of principal executive offices)     (Zip code)



          Registrant's telephone number, including area code:  (918) 838-
          0119

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          Item 5.   Other Events.

               On August 19, 1994, AMDURA Corporation (the "Company") issued a press release regarding the issuance of an order by the United States District Court for the District of Colorado. The order involves the further stay, until August 23, 1994, of the District Court's recent order reversing the Bankruptcy Court's 1991 confirmation of the Company's plan of reorganization under Chapter 11 of the Bankruptcy Code. A copy of the press release is filed as Exhibit 99 hereto.


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                    Description                                 Exhibit No.
                    -----------                                 -----------
                    Press Release of AMDURA Corporation              99
                    issued August 19, 1994































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                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  AMDURA CORPORATION



          Date:  August 22, 1994                  By:  /s/ C. David Bushley
                                                  -------------------------

                                                  Title:    Senior Vice
                                                            President,
                                                            Finance and
                                                            Administration
                                                            and Chief
                                                            Financial
                                                            Officer






























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                                    EXHIBIT INDEX


          Exhibit No.              Description          Sequential Page No.
          -----------              -----------          -------------------
              99         Press Release of AMDURA                 5
                         Corporation issued
                         August 19, 1994